EXHIBIT 10.1

                            BEACON POWER CORPORATION

                           DIRECTOR'S OPTION AGREEMENT



         This Agreement, dated July 25 2005, (the "Grant Date") is between Beacon Power Corporation (the "Company") and Lisa Zappala (the "Participant") a director of the Company.

1. Grant of Option. This Agreement evidences the grant by the Company to the Optionee (as defined below), of an option to purchase, in whole or in part, on the terms provided herein, the shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at an exercise price per share, as set forth below:

  Shares:                                               Exercise Price:
  100,000                                               $1.235

         Unless earlier terminated, this option shall expire one day before the 10th anniversary of the Grant Date (the "Final Exercise Date"). It is intended that the option evidenced by this Agreement shall be a non-qualified stock option. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the Participant and any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule. Subject to the other terms of this Agreement regarding the exercisability of this option, the Shares covered by this option shall vest and become exercisable as follows:

  =========================================================================== =======================================
                              Number of Shares                                                   Date
  ------------------------------------- ------------------------------------- ---------------------------------------
   Newly vested on the indicated date            Cumulative Vested
  ------------------------------------- ------------------------------------- ---------------------------------------
  20,000                                20,000                                 August 1, 2005
  ------------------------------------- ------------------------------------- ---------------------------------------
  20,000                                40,000                                 September 1, 2005
  ------------------------------------- ------------------------------------- ---------------------------------------
  20,000                                60,000                                 October 1, 2005
  ------------------------------------- ------------------------------------- ---------------------------------------
  20,000                                80,000                                 November 1, 2005
  ------------------------------------- ------------------------------------- ---------------------------------------
  20,000                                100,000                                December 1, 2005
  ===================================== ===================================== =======================================

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under this Agreement.

3.       Exercise of Option .

         (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Optionee, and received by the Company at its principal office, accompanied by a copy of this agreement and by payment in full as provided below. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than 100 whole shares. Payment shall be as follows:

                  (i) in cash or by check, payable to the order of the Company;

                  (ii) in the sole discretion of the Board of Directors of the Company, or its designee (the "Administrator"), (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                  (iii) at such time as the Common Stock is registered under the Securities Exchange Act of 1934, delivery of shares of Common Stock owned by the Optionee valued at their fair market value as determined by (or in a manner approved by) the Administrator in good faith, which Common Stock was owned by the Optionee at least six months prior to such delivery;

                  (iv) to the extent permitted by the Administrator, in its sole discretion, by payment of such other lawful consideration as the Administrator may determine; or

                  (v) any combination of the above permitted forms of payment.

         A certificate or certificates for the Common Stock purchased shall be issued by the Company after the exercise of the option and payment therefor, including the provision for any federal and state withholding taxes, and other applicable taxes.

         (b) Termination of Option upon Termination of Service, Death or Disability.

         (i) For Reasons other than Breach of Conduct, death or disability. Upon the termination of Optionee's service as a director of the Company for any reason other than a Breach of Conduct (as defined in subparagraph (iii) below) or death or disability, any portion of this option that is not vested as described in Section 2 hereof shall immediately terminate, and any portion that vested before such service terminated shall continue to be exercisable until the Final Exercise Date.

         (ii) Death or disability. If termination of such service is by reason of death or disability, any portion of this option which is not vested before such termination of service shall immediately terminate. However, no portion of the option is exercisable after the Final Exercise Date.

         (iii) Breach of Conduct. In the event of a Breach of Conduct by Optionee at any time while providing service to the Company or within two years after termination of such service, any portion of this option which has not been exercised by the time of such Breach of Conduct, whether or not vested under
Section 2, shall immediately terminate upon written declaration by the Administrator. Such declaration shall be communicated in writing to the Optionee. In addition, upon a Breach of Conduct, the Company may, in its sole discretion, by written notice demand that any or all stock certificates for Common Stock acquired pursuant to the exercise of this option, or any profit realized from the sale or transfer of such Common Stock, be returned to the Company within five (5) days of receipt of such notice, and any exercise price paid by the Optionee shall be returned to Optionee by the Company immediately thereafter, without interest. The Company shall be entitled to reimbursement of reasonable attorney fees and expenses incurred in seeking to enforce its rights under this paragraph.

         "Breach of Conduct" shall mean activities which constitute a serious breach of conduct as determined by the Administrator in its sole discretion, including, but not limited to: (i) the disclosure or misuse of confidential information, trade secrets or other intellectual property of the Company or third parties who have disclosed such information, secrets or intellectual property to the Company or a company that controls, is controlled by or is under common control with the Company (collectively, an "Affiliate"); (ii) activities in violation of the policies of the Company or any Affiliate, including without limitation, the Company's insider trading policy; (iii) the violation or breach of any material provision in any applicable contract or agreement between the Optionee and the Company (or an Affiliate), including, for example, a violation or breach which is grounds for discharge for cause; (iv) engaging in conduct relating to the Optionee's service provision for which either criminal or civil penalties have been sought; (v) engaging in activities which adversely affect or which are contrary or harmful to the interests of the Company or Affiliate, or
(vi) in the event that the Optionee and Company have not signed a noncompetition agreement (which therefore otherwise would govern issues of noncompetition), engaging in competition with the Company or any Affiliate during service or within one (1) year following termination of service provision to the Company or Affiliate. The determination of Breach of Conduct shall be determined by the Administrator in good faith and in its sole discretion.

4. Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5. Nontransferability of Option. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, this option shall be exercisable only by the Optionee.


6. Administration. The Administrator shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to this option and the Shares as it shall deem advisable. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in this option in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Administrator shall be made in the Administrator's sole discretion and shall be final and binding on the Optionee. No person acting pursuant to the authority of or delegated by the Administrator shall be liable for any action or determination relating to this option made in good faith.

7. Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, the number and class of security and exercise price per share subject to this option shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7 applies and Section 8(a) also applies to any event, Section 8(a) shall be applicable to such event, and this Section 7 shall not be applicable.

8. General Provisions.

         (a) Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Administrator shall take any one or more of the following actions with respect to this option: (i) provide that this option shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the Optionee, provide that any unexercised portion of this option will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionee between the Acceleration Time and the consummation of such Acquisition Event;
(iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that this option shall terminate upon consummation of such Acquisition Event and the Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to this option (whether or not then exercisable), exceeds (B) the aggregate exercise price of this option; and (iv) provide that this option (A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to this option, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

         An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

         (b) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to this option or to remove restrictions from shares previously delivered pursuant to this option until (i) all conditions of this option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Optionee has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (c) Acceleration. The Administrator may at any time provide that this option shall become immediately exercisable in full or in part, that this option may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9. Miscellaneous.

         (a) No Rights as Stockholder. Subject to the provisions of this option, the Optionee shall not have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to this option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then if the Optionee exercises this option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend, the Optionee shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (b) No Right to Continued Board Membership, Etc. This option shall not confer upon the Optionee any right with respect to continuance on the Board of Directors, nor shall it interfere in any way with the right of the Company to terminate the Optionee's service on the Board at any time.

         (c) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Common Shares prior to (a) the listing of such Common Shares on any stock exchange on which the Common Shares may then be listed, and (b) the completion of any registration or qualification of such Common Shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of Common Shares pursuant thereto, would be contrary to applicable law.

         (d) Notices. Any notice hereunder to the Company shall be addressed to it at its principal business office, 234 Ballardvale Street, Wilmington, MA 01887 and any notice hereunder to the Optionee shall be sent to the address reflected on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address.

         (e) Delaware Law to Govern. This Agreement shall be construed and administered in accordance with and governed by the laws of Delaware.

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument, as of the date first set forth above.

Optionee: Lisa Zappala                 BEACON POWER CORPORATION

/s/ Lisa Zappala
-------------------------
         Signature                     By: /s/ F. William Capp
                                           -------------------
 [address withheld]                        Signature
-------------------------------            F. William Capp, President & CEO
         Address